                SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

October 8, 2004

Date of Report (date of earliest event reported)

CUBIC CORPORATION
(Exact name of Registrant as specified in charter)

Delaware (State or other jurisdiction of incorporation)	1-8931 (Commission File Number)	95-1678055 (I.R.S. Employer Identification No.)

9333 Balboa Avenue San Diego, California 92123 (Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 277-6780

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Settlement of Litigation Related to London Transit Contract

Cubic Corporation issued a press release announcing settlement of the litigation with its former subcontractor on the PRESTIGE contract in London.  The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(c)

Exhibits

Exhibit No.	Description
99.1	Press Release, issued by Cubic Corporation on October 8, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CUBIC CORPORATION

Date October 8, 2004	/s/ W. W. Boyle
W. W. Boyle
Chief Financial Officer